Goodwill	12 Months Ended
Dec. 31, 2019
Goodwill
Goodwill
13.	Goodwill

The changes in the carrying amount of goodwill for the years ended December 31, 2018 and 2019 were as follows:

Amounts
RMB
Balance as of December 31, 2017	15,864,655
Addition	9,565
Balance as of December 31, 2018 and 2019	15,874,220

As of December 31, 2017, the goodwill balance arose from the acquisition of Ganji and Anjuke, less the goodwill allocated to 58 Home, Guazi and Finance Business.

All goodwill arising from business acquisitions completed was attributable to the Group. Goodwill was allocated to the disposed businesses such as 58 Home, Guazi and Finance Business according to the relative fair values of the businesses being disposed of and the portion of the Group that was retained as of the dates the businesses were disposed.

In the annual impairment assessment of goodwill, the Company concluded that there was no impairment charge for the year ended December 31, 2017, 2018 and 2019.